UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2025

RAINMAKER WORLDWIDE INC.

(Exact name of registrant as specified in its charter)

Nevada	000-56311	82-4346844
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2510 East Sunset Road, Suite 5 #925 Las Vegas, Nevada	89120
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 334-3820

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities

On April 24, 2025, the Company issued the following restricted shares of common stock as compensation:

1.	3,000,000 to a consultant for services rendered.
2.	3,000,000 to the Company’s Chief Executive Officer (CEO) for services rendered.
3.	3,000,000 to the Company’s Vice President of Finance for services rendered.
4.	400,000 to a consultant for services rendered.

The shares were issued as restricted shares, subject to the restrictions set forth under Rule 144 of the Securities Act of 1933, as amended. These shares may not be sold, transferred, or otherwise disposed of until they are registered with the SEC or the restrictions are otherwise lifted in accordance with applicable securities laws.

The issuance of the shares does not involve any public offering and has been made solely to the specified individuals for services rendered.

The issuance of these shares was authorized by the Company’s Board of Directors on April 24, 2025.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

RAINMAKER WORLDWIDE INC.

Dated: April 28, 2025	By:	/s/ Michael O’Connor
	Name:	Michael O’Connor
	Title:	President, Chief Executive Officer and Interim Chief Financial Officer